October 10, 2024

Fairlead Tactical Sector ETF (TACK)

A Series of Capitol Series Trust (the “Trust”)

Listed on the NYSE Arca, Inc.

Supplement to the Prospectus Dated May 30, 2024

The Fairlead Tactical Sector ETF’s (the “Fund”) Prospectus dated May 30, 2024 is amended as set forth below.

The sub-sections titled “Investment Adviser, Investment Subadviser and Portfolio Manager” in the section titled “Management of the Fund” on pages 18 and 19 of the Fund’s Prospectus are deleted and replaced with the following:

Investment Adviser

Cary Street Partners Asset Management LLC, located at 901 East Byrd St., Suite 1001, Richmond, Virginia 23219, is the Fund’s sponsor and serves as the Fund’s investment adviser (“Adviser” or “Cary Street Partners”). Founded and registered with the SEC in 2017, the Adviser provides continuous portfolio management services to individuals and institutions based on the goals, objectives, time horizon, and risk tolerance of each client. As of January 31, 2024, the Adviser had approximately $1.48 billion in assets under management. The Adviser’s parent company is Cary Street Partners Financial LLC, a full services wealth management firm founded in 2002.

Subject to Board supervision, the Adviser is responsible for providing general investment advice and guidance to the Fund, sub-adviser oversight, research support, and compliance/compliance oversight services. The Adviser also provides proxy voting, record-keeping and other administrative services for the Fund. Cary Street and its affiliates, from their own profits and resources, will also provide marketing and distribution support for the Fund.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.59% of the Fund’s average daily net assets.

Pursuant to the Advisory Agreement between the Trust and the Adviser with respect to the Fund, and subject to the general supervision of the Board, the Adviser has also agreed to pay all other regular and recurring expenses of the Fund such the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, trustee fees, acquired fund fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses such as litigation and indemnification expenses) so that total annual fund operating expense remain at 0.59% of the Fund’s average daily net assets. The Fund may bear other fees and expenses that the Adviser is not required to pay for under the Advisory Agreement, which may vary and will affect the total expense ratio of the Fund. Such fees and expenses may include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, trustee fees, acquired fund fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

For the fiscal year ended January 31, 2024, the Fund paid the Adviser a management fee equal to 0.59% of the Fund’s average daily net assets. A discussion of the Trustees’ review of the Advisory and Sub-Advisory Agreements is available in the Fund’s Semi Annual Report for the period ended July 31, 2022.

Investment Sub-adviser and Portfolio Manager

Fairlead Strategies, LLC located at 19 East Elm Street, Second Floor, Greenwich, CT 06830, is the Fund’s sub-adviser (“Sub-adviser” or “Fairlead Strategies”). Fairlead Strategies is an independent research firm and SEC-registered investment adviser focused on technical analysis. Led by Katherine T. Stockton, CMT®, Fairlead Strategies was founded in 2018 by Ms. Stockton. Ms. Stockton and the Sub-adviser provide the day-to-day management of the Fund’s portfolio.

For its services as Sub-adviser, the Adviser pays Fairlead Strategies a percentage of its net annual management fee as set forth in the subadvisory agreement between the Adviser and Fairlead Strategies.

Prior to 2018, Ms. Stockton spent more than 20 years on Wall Street providing technical research and advice to institutional investors. She served as Chief Technical Strategist for BTIG and Chief Market Technician at MKM Partners, and she has worked for technical strategy teams at Morgan Stanley and Wit Soundview.

She holds the distinction of being the youngest female to have attained the Chartered Market Technician (CMT®) designation in 2001. She has played a significant role in the CMT Association, serving as Vice President from 2012 to 2016.

Ms. Stockton graduated with honors from the University of Richmond and contributes to her community by mentoring young women, guest lecturing at universities, and serving on the Endowment Investment Committee for her church. She also sits on the Board of Directors for Cary Street Partners Financial LLC. As an official CNBC contributor, Ms. Stockton frequently shares her market perspectives with investors worldwide. She is quoted often by financial news publications like Barron’s and MarketWatch, and she has a wide following on social media.

The SAI provides additional information about the portfolio manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Further Information

For further information, please contact the Fund toll-free at 1-877-865-9549. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Fairlead Tactical Sector ETF c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Fund’s website at www.fairleadfunds.com.

Please retain this Supplement for your records.